UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR  SM

SUPPLEMENT DATED JUNE 29, 2000, TO THE
PROSPECTUSES DATED FEBRUARY 28, 2000, AS
SUPPLEMENTED APRIL 20, 2000, FOR THE FMA SMALL
COMPANY PORTFOLIO (THE "PORTFOLIO")

The portfolio's prospectuses are hereby
revised to permit the portfolio to invest, under normal circumstances, at least 65% of its assets in companies with small market capitalizations at the time of initial purchase. The portfolio considers a company to have a small market capitalization when its market capitalization is less than $1 billion or when its market capitalization falls within the market capitalization range of the Russell 2000 Index. As of May 31,
2000, the Russell 2000 Index had a weighted average market capitalization of $1.38 billion. As of the same date the smallest company in the Russell 2000 had a market capitalization of $8.9 million and the largest company had a market capitalization of $10 billion.









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